Exhibit 25

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                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                              -------------------------

                                       FORM T-1

            STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                    OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

            Check if an Application to Determine Eligibility of a trustee
                           Pursuant to Section 305(b)
                                                     ------

                            BANK OF MONTREAL TRUST COMPANY
                 (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                      New York                        13-4941093
           (JURISDICTION OF INCORPORATION          (I.R.S. EMPLOYER
                   OR ORGANIZATION               IDENTIFICATION NO.)
             IF NOT A US NATIONAL BANK)


                 Wall Street Plaza,                     10005
                   88 Pine Street                     (ZIP CODE)
                 New York, New York
                (ADDRESS OF PRINCIPAL
                 EXECUTIVE OFFICES)

                                  Mark F. McLaughlin
                            Bank of Montreal Trust Company
                Wall Street Plaza, 88 Pine Street, New York, NY 10005
                                     (212) 701-7602
              (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                              -------------------------

                            Tucson Electric Power Company
                 (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                       Arizona                        86-0062700
            (STATE OR OTHER JURISDICTION           (I.R.S. EMPLOYER
                 OF INCORPORATION OR             IDENTIFICATION NO.)
                    ORGANIZATION


                                220 West Sixth Street
                                Tucson, Arizona  85701
                       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

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                             FIRST COLLATERAL TRUST BONDS
                               7 1/2% SERIES "A" DUE 2008
                         (TITLE OF THE INDENTURE SECURITIES)


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          ITEM 1.   GENERAL INFORMATION.
                    -------------------

                    Furnish the following information as to the trustee:

                    (a) Name and address of each examining or supervising authority to which it is subject.

                         Federal Reserve Bank of New York
                         33 Liberty Street, New York NY 10045

                         State of New York Banking Department
                         2 Rector Street, New York, NY 10006

                    (b) Whether it is authorized to exercise corporate trust powers.

                         The Trustee is authorized to exercise corporate trust powers.

          ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.
                    -----------------------------

                    If the obligor is an affiliate of the trustee, describe each such affiliation.

                    The obligor is not an affiliate of the trustee.

          ITEM 16.  LIST OF EXHIBITS.
                    -----------------

                    List below all exhibits filed as part of this statement of eligibility.

                    1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

                    2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

                    3. The consent of the Trustee required by Section 31(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement,
                         Registration No. 33-46118.

                    4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as
                         Exhibit "D".


                                      SIGNATURE

                    Pursuant to the requirements of the Trust
               Indenture Act of1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 1st day of September, 1998.


                                             BANK OF MONTREAL TRUST COMPANY


                                             By  /s/ Therese Gaballah
                                               --------------------------
                                               Therese Gaballah
                                               Vice President & Trust
                                               Officer




                                                            EXHIBIT "D"

                                STATEMENT OF CONDITION
                            BANK OF MONTREAL TRUST COMPANY
                                       NEW YORK
                          _________________________________
          ASSETS

          Due From Banks                              $     677,400
                                                      -------------

          Investment Securities:
               State & Municipal                         16,513,582
               Other                                            100
                                                      -------------
                    TOTAL SECURITIES                     16,513,682

          Loans and Advances
               Federal Funds Sold                        20,900,000
               Overdrafts                                    12,169
                                                      -------------
                    TOTAL LOANS AND ADVANCES             20,912,169

          Investment in Harris Trust, NY                  8,725,608
          Premises and Equipment                            475,614
          Other Assets                                    2,636,845
                                                      -------------
                                                         11,838,067
                                                      -------------

                    TOTAL ASSETS                        $49,941,318
                                                      =============

          LIABILITIES

          Trust Deposits                                $ 8,191,549
          Other Liabilities                              16,944,443
                                                      -------------
                    TOTAL LIABILITIES                    25,135,992

          CAPITAL ACCOUNTS

          Capital Stock, Authorized, Issued and           1,000,000
               Fully Paid - 10,000 Shares of $100
               Each
          Surplus                                         4,222,188
          Retained Earnings                              19,605,350
          Equity - Municipal Gain/Loss                      (22,212)
                                                      -------------
                    TOTAL CAPITAL ACCOUNTS               24,805,326
                                                      -------------

                    TOTAL LIABILITIES                   $49,941,318
                    AND CAPITAL ACCOUNTS              =============


               I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                   Mark F. McLaughlin
                                   June 30, 1998

               We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                   Sanjiv Tandon
                                   Kevin O. Healy
                                   Steven R. Rothbloom